                                                                   Exhibit 10.65

                   Acknowledgment and Agreement -- Indemnity
                   -----------------------------------------

     The undersigned hereby acknowledge and agree to be bound by the terms of Sections 2.2, 6.4, 6.5, 6.9, 6.11 and 11.13 of the Purchase Agreement, dated January 16, 1999 by and among Caithness Energy, L.L.C., Caithness Acquisition Company, LLC, and CalEnergy Company, Inc., to the same extent as the Buyer named therein including, without limitation, (i) the general release, (ii) the waiver of Section 1542 of the Civil Code of California and hereby covenant to take any and all actions and execute any further documents reasonably requested by Seller named therein to implement and enforce such Sections.

Dated May 28, 1999                COSO FINANCE PARTNERS,
                                  a California general partners

                                  By:   New CLOC Company, LLC,
                                        a Delaware limited liability company,
                                        its Managing General Partnership

                                        By: /s/ Christopher T. McCallion
                                            ---------------------------------
                                            Christopher T. McCallion
                                            Executive Vice President

                                  By:   ESCA, LLC,
                                        a Delaware limited liability company,
                                        its General Partner

                                        By:  /s/ Christopher T. McCallion
                                             --------------------------------
                                             Christopher T. McCallion
                                             Executive Vice President

                                  New CLOC Company, LLC,
                                  a Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                  ESCA, LLC,
                                  a Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                  COSO ENERGY DEVELOPERS,
                                  a California general partnership

                                  By:   New CHIP Company, LLC,
                                        a Delaware limited liability company,
                                        its Managing General Partner

                                        By: /s/ Christopher T. McCallion
                                            ---------------------------------
                                            Christopher T. McCallion
                                            Executive Vice President

                                  By:   Caithness Coso Holdings, LLC,
                                        a Delaware limited liability company,
                                        its General Partner

                                        By:  /s/ Christopher T. McCallion
                                             --------------------------------
                                             Christopher T. McCallion
                                             Executive Vice President

                                  New CHIP Company, LLC,
                                  A Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                  Caithness Coso Holdings, LLC,
                                  a Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                  COSO POWER DEVELOPERS,
                                  a California general partnership

                                  By:   New CTC Company, LLC,
                                        a Delaware limited liability company,
                                        its Managing General Partner

                                        By:  /s/ Christopher T. McCallion
                                             --------------------------------
                                             Christopher T. McCallion
                                             Executive Vice President

                                  By:   Caithness Navy II Group, LLC,
                                        a Delaware limited liability company,
                                        its General Partner

                                        By:  /s/ Christopher T. McCallion
                                             --------------------------------
                                             Christopher T. McCallion
                                             Executive Vice President

                                  New CTC Company, LLC,
                                  a Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                  Caithness Navy II Group, LLC,
                                  a Delaware limited liability company

                                  By:   /s/ Christopher T. McCallion
                                        -------------------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                                       3